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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               Amendment No. 1 to

                                 Current Report

                       Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 12, 2002


                                RESPIRONICS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


             Delaware                    000-16723              25-1304989
---------------------------------- --------------------  ----------------------
 (State or other jurisdiction of     (Commission File         (IRS Employer
          incorporation)                  Number)        Identification Number)


           1010 Murry Ridge Lane, Murrysville, Pennsylvania 15668-8525
           -----------------------------------------------------------
                    (Address of principal executive offices)


                                 (724) 387-5200
                                 --------------
                         (Registrant's telephone number)

             1501 Ardmore Boulevard, Pittsburgh, Pennsylvania 15221
             ------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         This Amendment No. 1 to the Current Report on Form 8-K dated as of June 25, 2002 of the Registrant relates to the acquisition of Novametrix Medical Systems Inc. ("Novametrix") by Respironics, Inc. (the "Registrant") pursuant to an Agreement and Plan of Merger, dated as of December 17, 2001. The purpose of this amendment is to provide the pro forma financial information required by
Item 7(b) of Form 8-K, which information was excluded from the original filing in reliance upon Item 7(a)(4) of Form 8-K.

         (b) The pro forma financial information of the combined company is incorporated herein by reference to pages 67-71 of the Proxy
Statement/Prospectus forming a part of the Registrant's Registration Statement on Amendment No. 1 to Form S-4 (File No. 333-77048) dated March 1, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESPIRONICS, INC.



                                  By:    /s/ James C. Woll
                                         ---------------------------------------
                                  Name:  James C. Woll
                                  Title: Vice-President - Corporate Controller
                                         and Treasurer

Date:  June 25, 2002